EXHIBIT 32

18 USCA §1350 CERTIFICATION

We, Luke Lalonde and Gary R. Benware, do hereby certify as follows:

1.

We are the President and Chief Executive Officer and Principal Financial Officer, respectively, of SuperDirectories, Inc. (“Issuer”).

2.

The periodic report on Form 10-QSB to which this Certificate is an Exhibit fairly presents, in all material respects, the financial conditions and results of operations of the Issuer.

3.

The periodic report on Form 10-QSB to which this Certificate is an Exhibit fully complies with Section 13(a) or 15(d) of the Exchange Act.

Date: August 11, 2009	/s/ Luke Lalonde
Luke Lalonde
President and Chief Executive Officer

Date: August 11, 2009	/s/ Gary R. Benware
Gary R. Benware
Chief Financial Officer